UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported) 11/07/03

               DIRECT CASKET DELIVERY AND DISTRIBUTION CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


      FLORIDA                   333-108429           65-1023185
      -------                   ----------           ----------
(State or other jurisdiction    (Commission          (IRS Employer
of incorporation)               File Number)         Identification No.)


           2401 E. ATLANTIC BLVD., SUITE 314, POMPANO BEACH, FL 33062
           ----------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (954) 782-5006


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
















               DIRECT CASKET DELIVERY AND DISTRIBUTION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                         CONDENSED FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 2003 AND 2002












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               DIRECT CASKET DELIVERY AND DISTRIBUTION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)



                                    CONTENTS


PAGE 1         CONDENSED BALANCE SHEETS AS OF SEPTEMBER 30, 2003 AND 2002
               (UNAUDITED)

PAGE 2 CONDENSED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 AND FOR THE PERIOD FROM JULY 6, 2000 (INCEPTION) TO SEPTEMBER 30, 2003 (UNAUDITED)

PAGE 3 CONDENSED STATEMENT OF STOCKHOLDERS' EQUITY FOR THE PERIOD FROM JULY 6, 2000 (INCEPTION) TO SEPTEMBER 30, 2003 (UNAUDITED)

PAGE 4 CONDENSED STATEMENTS OF CASH FLOWS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 AND FOR THE PERIOD FROM JULY 6, 2000 (INCEPTION) TO SEPTEMBER 30, 2003 (UNAUDITED)

PAGE 5         NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)








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


               DIRECT CASKET DELIVERY AND DISTRIBUTION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                            CONDENSED BALANCE SHEETS
                        AS OF SEPTEMBER 30, 2003 AND 2002
                                   (UNAUDITED)







                                     ASSETS
                                     ------
                                                            2003         2002
                                                          --------     --------
CURRENT ASSETS
  Cash                                                    $ 15,207     $   --
   Prepaid expenses                                          1,982         --
                                                          --------     --------
        Total Current Assets                                17,189         --

OTHER ASSETS
  Prepaid offering costs                                     8,370         --
                                                          --------     --------

TOTAL ASSETS                                              $ 25,559     $   --
                                                          ========     ========


                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                    ----------------------------------------

CURRENT LIABILITIES
  Accounts payable and accrued expenses                   $ 37,318     $   --
                                                          --------     --------

TOTAL CURRENT LIABILITIES                                   37,318         --
                                                          --------     --------

STOCKHOLDERS' DEFICIENCY
  Common stock, $0.001 par value, 120,000,000
     shares authorized, 15,000,000 and -0-
     shares issued and outstanding, respectively            15,000         --
  Additional paid in capital                                15,703          544
  Accumulated deficit during development stage             (42,462)        (544)
                                                          --------     --------
        Total Stockholders' Deficiency                     (11,759)        --
                                                          --------     --------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY            $ 25,559     $   --
                                                          ========     ========



           See accompanying notes to condensed financial statements.

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


               DIRECT CASKET DELIVERY AND DISTRIBUTION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        CONDENSED STATEMENT OF OPERATIONS
                                   (UNAUDITED)



                                                                         For The
                                           For The        For The      Period From
                                         Nine Months    Nine Months    July 6, 2000
                                            Ended          Ended      (Inception) To
                                         September 30,  September 30,  September 30,
                                             2003           2002           2003
                                          -----------    ------------   -----------

OPERATING EXPENSES
   Officers salary                        $    34,666    $      --      $    34,666
   Professional fees                            4,000           --            4,000
   General and administrative
                                                3,252            159          3,796
                                          -----------    -----------    -----------
          Total Operating Expenses             41,918            159         42,462
                                          -----------    -----------    -----------

LOSS FROM OPERATIONS                          (41,918)          (159)       (42,462)

Provision for Income Taxes                       --             --             --
                                          -----------    -----------    -----------

NET LOSS                                  $   (41,918)   $      (159)   $   (42,462)
                                          ===========    ===========    ===========

 Net loss per share - basic and diluted  $     (0.01)   $      --      $     (0.04)
                                         ===========    ===========    ===========

Weighted average number of shares
  outstanding during the period - basic
  and diluted                               4,802,372           --        1,046,512
                                          ===========    ===========    ===========


           See accompanying notes to condensed financial statements.


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


               DIRECT CASKET DELIVERY AND DISTRIBUTION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                 CONDENSED STATEMENT OF STOCKHOLDERS' DEFICIENCY
       FOR THE PERIOD FROM JULY 6, 2000 (INCEPTION) TO SEPTEMBER 30, 2003
                                   (UNAUDITED)





                                                                           Accumulated
                                                                             Deficit
                                            Common Stock       Additional     During
                                                                Paid-In     Development
                                       Shares       Amount      Capital        Stage        Total
                                     ----------   ----------   ----------   ----------    ----------

In-kind contribution                       --     $     --     $      226   $     --      $      226

Net loss for the period
     from July 6, 2000
     (inception) to
     December 31, 2000                     --           --           --           (226)         (226)
                                     ----------   ----------   ----------   ----------    ----------

Balance, December 31, 2000                 --           --            226         (226)         --

In-kind contribution                       --           --            159         --             159

Net loss for the year 2001                 --           --           --           (159)         (159)
                                     ----------   ----------   ----------   ----------    ----------

Balance, December 31, 2001                 --           --            385         (385)         --

In-kind contribution                       --           --            159         --             159

Net loss for the year 2002                 --           --           --           (159)         (159)
                                     ----------   ----------   ----------   ----------    ----------

Balance, December 31, 2002                 --     $     --     $      544   $     (544)   $     --

In-kind contribution                       --           --            159         --             159

Stock issued for cash
     ($0.002 per share)              15,000,000       15,000       15,000         --          30,000

Net loss for the nine months ended
     September 30, 2003                    --           --           --        (41,918)      (41,918)
                                     ----------   ----------   ----------   ----------    ----------

BALANCE, SEPTEMBER  30, 2003         15,000,000   $   15,000   $   15,703   $  (42,462)   $  (11,759)
                                     ==========   ==========   ==========   ==========    ==========

           See accompanying notes to condensed financial statements.





               DIRECT CASKET DELIVERY AND DISTRIBUTION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)





                                                                                          For The
                                                       For The          For The         Period From
                                                    Nine Months       Nine Months       July 6, 2000
                                                        Ended             Ended        (Inception) To
                                                    September 30,      September 30,    September 30,
                                                         2003              2002              2003
                                                       --------          --------          --------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                            $(41,918)         $   (159)         $(42,462)
   Adjustments to reconcile net loss
     to net cash used in operating activities:
    In-kind contribution                                    159               159               703
Changes in operating assets and liabilities:
    Increase in prepaid expenses                         (1,982)             --              (1,982)
    Increase in prepaid offering costs                   (8,370)             --              (8,370)
     Increase in accounts payable and
       accrued expenses                                  37,318              --              37,318
                                                       --------          --------          --------
           Net Cash Used In Operating Activities        (14,793)             --             (14,793)
                                                       --------          --------          --------

CASH FLOWS FROM INVESTING ACTIVITIES                       --                --                --
                                                                         --------          --------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of common stock               30,000              --              30,000
                                                       --------          --------          --------
           Net Cash Provided By Financing Activities     30,000              --              30,000
                                                       --------          --------          --------

NET INCREASE IN CASH                                     15,207              --              15,207

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD           --                --                --
                                                       --------          --------          --------

CASH AND CASH EQUIVALENTS AT END OF PERIOD             $ 15,207          $   --            $ 15,207
                                                       ========          ========          ========


           See accompanying notes to condensed financial statements.

               DIRECT CASKET DELIVERY AND DISTRIBUTION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                      AS OF SEPTEMBER 30, 2003 (UNAUDITED)





NOTE 1    BASIS OF PRESENTATION

          The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information necessary for a comprehensive presentation of financial position and results of operations.

          It is management's opinion however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

NOTE 2    STOCKHOLDERS' EQUITY

     (A) COMMON STOCK ISSUED FOR CASH

          During July 2003, the Company issued 15,000,000 shares of common stock for cash of $30,000 ($0.002 per share).

     (B) IN-KIND CONTRIBUTION

          During 2003, a stockholder of the Company paid $159 of operating expenses on behalf of the Company (See Note 3).

NOTE 3  RELATED PARTY TRANSACTIONS

          A stockholder of the Company paid $703 of expenses on behalf of the Company from inception (See Note 2).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DIRECT CASKET DELIVERY AND DISTRIBUTION CORPORATION (Registrant)


Dated: Nov. 7, 2003        By  /s/ DON A PARADISO
                               -----------------
                               Don A. Paradiso
                               Chairman of the Board



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